THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of the 29th day of September, 2004, by and between CLF VA PONCE LLC ("Purchaser") and NEDA OF PUERTO RICO, INC. ("Seller").

                                   BACKGROUND

      A. Seller and Caplease, LP have entered into a certain Purchase and Sale Agreement, dated as of July 14, 2004, as amended by the First Amendment to Purchase and Sale Agreement dated as of August 13, 2004 and by the Second Amendment to Purchase and Sale Agreement dated as of September 15, 2004 (collectively, the "Agreement"). The Agreement was assigned by Caplease, LP to Purchaser pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement dated September 24, 2004.

      B. The Seller and Purchaser desire to amend the Agreement as set forth below.

      C. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties agree as follows:

      1. The reference to "September 30, 2004" in the definition of Review Period in Section 3 of the Agreement is hereby deleted and replaced with "October 7, 2004".

      2. The reference to "September 30, 2004" in the definition of Closing Date in Section 8.1 of the Agreement is hereby deleted and replaced with "October 7, 2004".

      3. Except as specifically amended by the foregoing, all of the terms, conditions, covenants and agreements in the Agreement shall remain unaltered and of full force and effect. In the event of any conflict or inconsistency between the terms and provisions set forth in the Agreement and the terms and provisions set forth in this Amendment, the terms and provisions set forth herein shall control.

      4. This Amendment shall be governed and construed according to the laws of the State of New York. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      5. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as to any party whose signature appears thereon, and all of which when taken together shall constitute one and the same instrument. The parties agree to accept and rely on facsimile copies of signatures on this Amendment as originals.

                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                    NEDA OF PUERTO RICO, INC., a Puerto Rico corporation

                                    By: /s/ Charles A. Snell
                                        ----------------------------------------
                                    Name: Charles A. Snell
                                         ---------------------------------------
                                    Its: Owner
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                                    CLF VA PONCE LLC,
                                    a Delaware limited liability company

                                    By: /s/ Robert C. Blanz
                                        ----------------------------------------
                                          Name: Robert C. Blanz
                                          Title: Sr Vice President

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